EXHIBIT 10.30

                              AMENDMENT NO. 1 UNDER
                         Credit and guarantee agreement

               THIS AMENDMENT NO. 1 UNDER CREDIT AND GUARANTEE AGREEMENT (this "Amendment") is made as of the 12th day of September, 2003, by and among CALPINE CONSTRUCTION FINANCE COMPANY, L.P., a Delaware limited partnership (the "Company"), CALPINE HERMISTON, LLC, a Delaware limited liability company ("Calpine LLC"), CPN HERMISTON, LLC, a Delaware limited liability company ("CPN LLC"), and HERMISTON POWER PARTNERSHIP, an Oregon general partnership (the "Hermiston Partnership" and, together with Calpine LLC and CPN LLC, the "Guarantors"), the lenders party hereto (the "Lenders"), and GOLDMAN SACHS CREDIT PARTNERS L.P., as administrative agent (together with its successors in such capacity, the "Administrative Agent") and as sole lead arranger, sole bookrunner and syndication agent (in such capacity, the "Sole Lead Arranger").

                                    RECITALS

               WHEREAS, the Company, the Guarantors, the Lenders, the Administrative Agent and the Sole Lead Arranger entered into a Credit and Guarantee Agreement, dated as of August 14, 2003 (as amended and as may be further amended from time to time, the "Credit Agreement"), pursuant to which the Company borrowed, on a non-recourse basis as described in the Credit Agreement, $385,000,000 in aggregate principal amount of First Priority Senior Secured Institutional Term Loans due 2009 (the "Term Loans");

               WHEREAS, the Company, the Guarantors, the Lenders and the Administrative Agent now wish to amend the Credit Agreement in certain respects, as hereinafter provided.

                                    AGREEMENT

               NOW THEREFORE,  in  consideration  of the premises and the mutual
agreements  set  forth,   the  receipt  and  sufficiency  of  which  are  hereby
acknowledged, the parties hereto hereby agree as follows:

               1. Definitions. Unless otherwise defined herein, terms used herein which are defined in the Credit Agreement shall have the respective meanings assigned to such terms in the Credit Agreement.

               2. Amendment to Section 5.05 (Restricted Payments). Section 5.05 of the Credit Agreement is hereby amended to insert the following as the last sentence of such section:

               Notwithstanding the foregoing, the Company may distribute to the direct or indirect holders of the Company's Equity Interests in their capacity as such the net proceeds from any issuance of Indebtedness incurred pursuant to Section 5.07(b)(iii) (other than Permitted Refinancing Indebtedness incurred pursuant to
               Section 5.07(b)(iii) to refund, refinance or replace any Indebtedness previously incurred pursuant to
               Section 5.07(b)(iii)).

               3. Current Lenders. The Administrative Agent agrees and acknowledges that Appendix A hereto correctly identifies, as of the date this Amendment becomes effective in accordance with Section 5 hereof, all of the Lenders and the aggregate outstanding Term Loans held by each Lender.

               4. Representations and Warranties. The Company and each Guarantor hereby represents and warrants to each Lender and the Administrative Agent that
(a) this Amendment has been duly authorized, executed and delivered by the Company or Guarantor, as applicable, and constitutes its valid and legally binding obligation, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of generally applicability relating to or affecting creditors' rights and to general equity principles; (b) no Default or Event of Default has occurred and is continuing under the Credit Agreement; and (c) the execution and delivery of this Amendment (i) does not require any consent, approval, authorization or order of, or filing with, any governmental agency or body or any court, except such as have been obtained or made and are in full force and effect as of the date hereof and (ii) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Company or Guarantor, as applicable, or any order of any governmental agency or body, or breach or conflict with any material agreement to which the Company or Guarantor, as applicable, is a party or by which the Company or Guarantor, as applicable, is bound.

               5. Effectiveness. This Amendment shall become effective upon receipt by the Administrative Agent of duly executed counterparts of this Amendment signed on behalf of the Company, the Guarantors and the Requisite Lenders.

               6. Continuing Effect of the Credit Agreement. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Company or the Guarantors under the Credit Agreement and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Company or the Guarantors to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After this Amendment becomes effective in accordance with Section 5 hereof, any reference to the Credit Agreement shall mean the Credit Agreement as amended and modified hereby.

               7. Applicable Law. This Amendment and the right and obligations of the parties hereunder shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York without regard to conflict of laws principles thereof.

               8. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. The delivery of an executed signature of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

               9. Headings. Headings herein are include herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


                                      CALPINE CONSTRUCTION FINANCE COMPANY, L.P.


                                      By:           /s/ ZAMIR RAUF
                                         ---------------------------------------
                                         Name:  Zamir Rauf
                                         Title:  Vice President



                                      CALPINE HERMISTON, LLC.


                                      By:           /s/ ZAMIR RAUF
                                         ---------------------------------------
                                         Name:  Zamir Rauf
                                         Title:  Vice President



                                      CPN HERMISTON, LLC


                                      By:           /s/ ZAMIR RAUF
                                         ---------------------------------------
                                         Name:  Zamir Rauf
                                         Title:  Vice President



                                      HERMISTON POWER PARTNERSHIP


                                      By:           /s/ ZAMIR RAUF
                                         ---------------------------------------
                                         Name:  Zamir Rauf
                                         Title:  Vice President



                             [EXECUTIONS CONTINUED]

                                      GOLDMAN SACHS CREDIT PARTNERS L.P.,
                                      as Administrative Agent, Sole Lead
                                      Arranger, Syndication Agent and a Lender


                                      By:           /s/ RT WAGNER
                                         ---------------------------------------
                                         Name:    Robert Wagner
                                         Title: Authorized Signatory

                                      Citadel Jackson Investment Fund Ltd.
                                      By:  Citadel Limited Partnership,
                                              Portfolio Manager
                                      By:  GLB Partners, L.P. its General
                                              Partner
                                      By:  Citadel Investment Group, L.L.C.,
                                              its General Partner
                                      as a Lender


                                      By:       /s/ LEVOYD E. ROBINSON
                                         ---------------------------------------
                                         Name: Levoyd F. Robinson, CFA
                                         Title: Managing Director

                                      CITIBANK, N.A.
                                      as a Lender


                                      By:       /s/ JAMES B. MAXWELL
                                         ---------------------------------------
                                         Name:      James B. Maxwell
                                         Title:     Attorney-in-fact

                                      FIRST DOMINION FUNDING II
                                      as a Lender


                                      By:       /s/ [Illegible]
                                         ---------------------------------------
                                         Name:
                                         Title:



                                      FIRST DOMINION FUNDING III
                                      as a Lender


                                      By:       /s/ [Illegible)
                                         ---------------------------------------
                                         Name:
                                         Title:



                                      ATRIUM
                                      as a Lender


                                      By:       /s/ [Illegible]
                                         ---------------------------------------
                                         Name:
                                         Title:



                                      CSAM I
                                      as a Lender


                                      By:       /s/ [Illegible]
                                         ---------------------------------------
                                         Name:
                                         Title:

                                      CSAM II
                                      as a Lender


                                      By:       /s/ [Illegible]
                                         ---------------------------------------
                                         Name:
                                         Title:



                                      CSAM III
                                      as a Lender


                                      By:       /s/ [Illegible]
                                         ---------------------------------------
                                         Name:
                                         Title:

                                      Manchester Securities Corporation
                                      as a Lender


                                      By:       /s/ ELLIOT GREENBERG
                                         ---------------------------------------
                                         Name:  Elliot Greenberg
                                         Title:  Vice-President

                                      Foothill Income Trust, L.P.
                                      as a Lender


                                      By:  FIT GP, LLC, its general partner

                                      By:       /s/ DENNIS R. ASCHER
                                         ---------------------------------------
                                         Name: Dennis Ascher
                                         Title:  Managing Member

                                      FRANKLIN MUTUAL ADVISERS, LLC
                                      as a Lender


                                      By:       /s/ KATHLEEN PINTARELLI
                                         ---------------------------------------
                                         Name:  Kathleen Pintarelli
                                         Title:  Authorized Signatory

                                      SEMINOLE FUNDING LLC
                                      as a Lender


                                      By:       /s/ ANN E. MORRIS
                                         ---------------------------------------
                                         Name: Ann E. Morris
                                         Title:  Asst Vice President

                                      HBK Master Fund L.P.
                                      as a Lender


                                      By: HBK Investments L.P.
                                          Investment Advisor

                                      By:       /s/ DAVID C. HALEY
                                         ---------------------------------------
                                         Name:  David C. Haley
                                         Title:  Authorized Signatory

                                      ARCHIMEDES FUNDING IV (CAYMAN), LTD.


                                      BY: ING Capital Advisors LLC,
                                          as Collateral Manager

                                      By:       /s/ GORDON R. COOK
                                         ---------------------------------------
                                         Name:  Gordon R. Cook
                                         Title: Managing Director



                                      BALANCED HIGH-YIELD FUND II, LTD.


                                      BY: ING Capital Advisors LLC,
                                          as Asset Manager

                                      By:       /s/ GORDON R. COOK
                                         ---------------------------------------
                                         Name:  Gordon R. Cook
                                         Title: Managing Director



                                      ENDURANCE CLO I, LTD.


                                      BY: ING Capital Advisors LLC,
                                          as Collateral Manager

                                      By:       /s/ GORDON R. COOK
                                         ---------------------------------------
                                         Name:  Gordon R. Cook
                                         Title: Managing Director



                                      SEQUILS-ING I (HBDGM), LTD.


                                      BY: ING Capital Advisors LLC,
                                          as Collateral Manager

                                      By:       /s/ GORDON R. COOK
                                         ---------------------------------------
                                         Name:  Gordon R. Cook
                                         Title: Managing Director

                                      ING-ORYX CLO, LTD.


                                      BY: ING Capital Advisors LLC,
                                          as Collateral Manager

                                      By:       /s/ GORDON R. COOK
                                         ---------------------------------------
                                         Name:  Gordon R. Cook
                                         Title: Managing Director



                                      NEMEAN CLO, LTD.


                                      By: ING Capital Advisors LLC,
                                          as Investment Manager

                                      By:       /s/ GORDON R. COOK
                                         ---------------------------------------
                                         Name:  Gordon R. Cook
                                         Title: Managing Director

                                      ING PRIME RATE TRUST


                                      By: Aeltus Investment Management, Inc.
                                          as its investment manager

                                      By:       /s/ CHARLES E. LEMIEUX
                                         ---------------------------------------
                                         Name: Charles E. LeMieux, CFA
                                         Title:  Vice President

                                      ING SENIOR INCOME FUND


                                      By: Aeltus Investment Management, Inc.
                                          as its investment manager

                                      By:       /s/ CHARLES E. LEMIEUX
                                         ---------------------------------------
                                         Name: Charles E. LeMieux, CFA
                                         Title:  Vice President

                                      Marathon Special Opportunity Fund
                                      as a Lender


                                      By:       /s/ HILARY PARK
                                         ---------------------------------------
                                         Name: Hilary Park
                                         Title:  Sr Vice President

                                      SOF INVESTMENTS, L.P.
                                      as a Lender


                                      By:       /s/ MARC R. LISKER
                                         ---------------------------------------
                                         Name:  Marc R. Lisker
                                         Title:  General Counsel

                                      Metropolitan West Total Return Bond Fund as a Lender


                                      By:       /s/ DAVID LIPPMAN
                                         ---------------------------------------
                                         Name: David Lippman
                                         Title:  Managing Director

                                      Metropolitan West High Yield Bond Fund
                                      as a Lender


                                      By:       /s/ DAVID LIPPMAN
                                         ---------------------------------------
                                         Name: David Lippman
                                         Title:  Managing Director

                                      Redwood Capital Management, LLC
                                      as a Lender


                                      By:       /s/ JONATHAN KOLATCH
                                         ---------------------------------------
                                         Name:  Jonathan Kolatch
                                         Title: Principal

                                      COLONIAL FUNDING LLC
                                      as a Lender


                                      By:       /s/ ANN E. MORRIS
                                         ---------------------------------------
                                         Name: Ann E. Morris
                                         Title:  Asst Vice President

                                      Watershed Capital Partners, L.P.
                                      By: WS Partners, L.L.C.
                                      Its General Partner as a Lender


                                      By:       /s/ MERIDEE MOORE
                                         ---------------------------------------
                                         Name: Meridee Moore
                                         Title:  Senior Managing Member

                                      Watershed Capital Institutional
                                      Partners, L.P.
                                      By: WS Partners, L.L.C.
                                      Its General Partner


                                      By:       /s/ MERIDEE MOORE
                                         ---------------------------------------
                                         Name: Meridee Moore
                                         Title:  Senior Managing Member

                                                                      APPENDIX A
                         to Amendment No. 1 under Credit and Guarantee Agreement

                         Lenders and Term Loan Holdings

                                  See attached.